                                                                      (d)(11)(v)

                                     FORM OF

                               AMENDED SCHEDULE A

                                     to the

                AMENDED AND RESTATED EXPENSE LIMITATION AGREEMENT

                                ING MUTUAL FUNDS

                            OPERATING EXPENSE LIMITS

                                                              Maximum Operating Expense Limit
                                                             (as a percentage of average net assets)
Name of Fund/1/                                                              Class
-----------------------------------------------   -----------------------------------------------------------
                                                    A       B       C       I      O       Q      R        W
                                                  -----   -----   -----   -----   -----   ---   -----   -----
ING Asia-Pacific Real Estate Fund                 1.75%   2.50%   2.50%   1.50%    N/A    N/A    N/A     N/A
Initial Term Expires March 1, 2009

ING Disciplined International                     1.20%   1.95%   1.95%   0.95%    N/A    N/A    N/A     N/A
SmallCap Fund
Initial Term Expires March 1, 2008

ING Diversified International Fund /2, 3, 6, 7/   0.35%   1.10%   1.10%   0.10%   0.35%   N/A   0.60%   0.10%

Term Expires March 1, 2009

----------
/1/ This Agreement shall automatically renew for one-year terms with respect to a Fund unless otherwise terminated in accordance with the Agreement.

/2/ The operating expense limits set out above apply only at the Fund level and do not limit the fees payable by the underlying investment companies in which the Funds invest.

/3/ The Initial Term expires March 1, 2009 for Class R for ING Diversified International Fund.

/4/ The Initial Term expires March 1, 2010 for Class I for ING Global Natural Resources Fund.

/5/ The Term for ING Index Plus International Equity Fund Class O shares effective November 9, 2007, contingent upon shareholder approval.

/6/ Class W shares effective December 17, 2007 and the Initial Term for Class W shares expires March 1, 2010.

/7/ Class O Shares of ING Diversified International Fund, ING Global Bond Fund, and ING International SmallCap Multi-Manager Fund effective May 30, 2008. The Initial Term for Class O Shares of ING Diversified International Fund, ING Global Bond Fund, and ING International SmallCap Multi-Manager Fund expires March 1, 2010.

                                                        Maximum Operating Expense Limit
                                                    (as a percentage of average net assets)
Name of Fund/1/                                                     Class
--------------------------------------   ------------------------------------------------------------
                                           A       B       C       I      O        Q      R        W
                                         ----    ----    ----    ----    ----    ----    ----    ----
   Total Expense Limit including         1.47%   2.22%   2.22%   1.22%   1.47%    N/A    1.72%   1.22%
   expenses of the underlying
   investment companies

ING Emerging Countries Fund/6/           2.25%   2.90%   2.90%   1.90%    N/A    2.15%    N/A    1.90%
Initial Term Expires March 1, 2006

ING Emerging Markets Fixed Income Fund   1.25%   2.00%   2.00%   1.00%    N/A     N/A     N/A     N/A
Initial Term Expires March 1, 2007

ING European Real Estate Fund            1.75%   2.50%   2.50%   1.50%    N/A     N/A     N/A     N/A
Initial Term Expires March 1, 2009

ING Foreign Fund/6/                      1.95%   2.70%   2.70%   1.60%    N/A    1.85%    N/A    1.45%
Initial Term Expires March 1, 2006

----------
/1/ This Agreement shall automatically renew for one-year terms with respect to a Fund unless otherwise terminated in accordance with the Agreement.

/2/ The operating expense limits set out above apply only at the Fund level and do not limit the fees payable by the underlying investment companies in which the Funds invest.

/3/ The Initial Term expires March 1, 2009 for Class R for ING Diversified International Fund.

/4/ The Initial Term expires March 1, 2010 for Class I for ING Global Natural Resources Fund.

/5/ The Term for ING Index Plus International Equity Fund Class O shares effective November 9, 2007, contingent upon shareholder approval.

/6/ Class W shares effective December 17, 2007 and the Initial Term for Class W shares expires March 1, 2010.

/7/ Class O Shares of ING Diversified International Fund, ING Global Bond Fund, and ING International SmallCap Multi-Manager Fund effective May 30, 2008. The Initial Term for Class O Shares of ING Diversified International Fund, ING Global Bond Fund, and ING International SmallCap Multi-Manager Fund expires March 1, 2010.

                                                             Maximum Operating Expense Limit
                                                         (as a percentage of average net assets)
Name of Fund/1/                                                          Class
-------------------------------------------   -----------------------------------------------------------
                                                A       B       C       I      O        Q     R       W
                                              ----    ----    ----    ----    ----    ----   ----   -----
ING Global Bond Fund(7)                       0.90%   1.65%   1.65%   0.61%   0.90%    N/A    N/A    N/A
Initial Term Expires March 1, 2008

ING Global Natural Resources Fund /6, 4/      2.75%    N/A     N/A    2.50     N/A     N/A    N/A   2.50%
Initial Term Expires March 1, 2010

ING Global Real Estate Fund/6/                1.75%   2.50%   2.50%   1.50%   1.75%    N/A    N/A   1.50%
Initial Term Expires March 1, 2007

ING Global Value Choice Fund                  1.50%   2.25%   2.25%   1.25%    N/A    1.50%   N/A    N/A
Term Expires March 1, 2009

ING Index Plus International Equity Fund/5/   1.15%   1.90%   1.90%   0.90%   1.15%    N/A    N/A    N/A
Term Expires March 1, 2011

ING International Capital Appreciation Fund   1.50%   2.25%   2.25%   1.25%    N/A     N/A    N/A    N/A
Initial Term Expires March 1, 2007

----------
/1/ This Agreement shall automatically renew for one-year terms with respect to a Fund unless otherwise terminated in accordance with the Agreement.

/2/ The operating expense limits set out above apply only at the Fund level and do not limit the fees payable by the underlying investment companies in which the Funds invest.

/3/ The Initial Term expires March 1, 2009 for Class R for ING Diversified International Fund.

/4/ The Initial Term expires March 1, 2010 for Class I for ING Global Natural Resources Fund.

/5/ The Term for ING Index Plus International Equity Fund Class O shares effective November 9, 2007, contingent upon shareholder approval.

/6/ Class W shares effective December 17, 2007 and the Initial Term for Class W shares expires March 1, 2010.

/7/ Class O Shares of ING Diversified International Fund, ING Global Bond Fund, and ING International SmallCap Multi-Manager Fund effective May 30, 2008. The Initial Term for Class O Shares of ING Diversified International Fund, ING Global Bond Fund, and ING International SmallCap Multi-Manager Fund expires March 1, 2010.

                                                                       Maximum Operating Expense Limit
                                                                   (as a percentage of average net assets)
Name of Fund/1/                                                                    Class
-----------------------------------------------------   -----------------------------------------------------------
                                                          A       B       C       I      O        Q      R       W
                                                        ----    ----    ----    ----    ----    ----    ---   -----
ING International Equity Dividend Fund/6/               1.40%   2.15%   2.15%   1.15%    N/A     N/A    N/A   1.15%
Initial Term Expires March 1, 2009

ING International Growth Opportunities Fund             2.75%   3.50%   3.50%   2.50%    N/A    2.75%   N/A    N/A
Initial Term Expires March 1, 2006

ING International SmallCap Multi-Manager Fund/6, 7/     1.95%   2.60%   2.60%   1.40%   1.85%   1.85%   N/A   1.60%

Initial Term Expires March 1, 2006

ING International Value Choice Fund                     1.70%   2.45%   2.45%   1.45%    N/A     N/A    N/A    N/A
Initial Term Expires March 1, 2006

ING International Value Opportunities Fund              1.40%   2.15%   2.15%   1.15%    N/A     N/A    N/A    N/A
Initial Term Expires March 1, 2008

ING Russia Fund                                         3.35%   4.10%    N/A     N/A     N/A     N/A    N/A    N/A
Initial Term Expires March 1, 2006

----------
/1/ This Agreement shall automatically renew for one-year terms with respect to a Fund unless otherwise terminated in accordance with the Agreement.

/2/ The operating expense limits set out above apply only at the Fund level and do not limit the fees payable by the underlying investment companies in which the Funds invest.

/3/ The Initial Term expires March 1, 2009 for Class R for ING Diversified International Fund.

/4/ The Initial Term expires March 1, 2010 for Class I for ING Global Natural Resources Fund.

/5/ The Term for ING Index Plus International Equity Fund Class O shares effective November 9, 2007, contingent upon shareholder approval.

/6/ Class W shares effective December 17, 2007 and the Initial Term for Class W shares expires March 1, 2010.

/7/ Class O Shares of ING Diversified International Fund, ING Global Bond Fund, and ING International SmallCap Multi-Manager Fund effective May 30, 2008. The Initial Term for Class O Shares of ING Diversified International Fund, ING Global Bond Fund, and ING International SmallCap Multi-Manager Fund expires March 1, 2010.

                                                                        --------
                                                                              HE

Date Last Amended: May 30, 2008